SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
               Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant    [X]

Filed by Party other than the Registrant    [  ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential,  for Use of the  Commission  Only  (as  permitted  by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-12


                        GOLDEN EAGLE INTERNATIONAL, INC.
                 ----------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                    William T. Hart - Attorney for Registrant
                 ----------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

         ----------------------------------------------------------------

    2) Aggregate number of securities to which transaction applies:

         ----------------------------------------------------------------

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         ----------------------------------------------------------------

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                        GOLDEN EAGLE INTERNATIONAL, INC.
                             1 Park Plaza, Suite 600
                                Irvine, CA 92614
                                 (949) 627-8977

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                                   TO BE HELD
                                JANUARY 31, 2018

To the Stockholders:

     Notice is hereby given that a special meeting of the stockholders (the "Meeting") of Golden Eagle International, Inc. (the "Company") will be held at 1 Park Plaza, Suite 600, Large Conference Room, Irvine, CA 92614 on January 31, 2018 at 10:00 a.m. (Pacific Time), for the following purposes:

     (1)  to approve an 1-for-11 reverse split of the Company's common stock.

     (2) to approve the cancellation of the Company's Series A, C and D preferred shares;

     (3) to approve an amendment to the Series B preferred shares such that each Series B preferred share will be entitled to one vote per share on any matter submitted to the Company's shareholders; and

     (4) to approve an amendment to the Company's Articles of Incorporation to change the name of the Company to Advantego Corporation.

     to transact such other business as may properly come before the Meeting.

     January 3, 2018 is the record date for the determination of stockholders entitled to notice of and to vote at the Meeting (the "Record Date"). Holders of the Company's common stock and Series B preferred stock are entitled to vote at the special meeting of shareholders.

     Shareholders of the Company owning a majority of the Company's outstanding common stock (two persons), as well as Gulf Coast Capital, LLC, which owns a majority of the Company's outstanding Series B preferred shares, intend to vote in favor of the proposals to come before the meeting.

                                       GOLDEN EAGLE INTERNATIONAL, INC.

January 8, 2018                        Robert W. Ferguson
                                       Chief Executive Officer


                    PLEASE INDICATE YOUR VOTING INSTRUCTIONS
                           ON THE ATTACHED PROXY CARD,
                    AND SIGN, DATE AND RETURN THE PROXY CARD.
                    TO SAVE THE COST OF FURTHER SOLICITATION,
                              PLEASE VOTE PROMPTLY.

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                        GOLDEN EAGLE INTERNATIONAL, INC.
                             1 Park Plaza, Suite 600
                                Irvine, CA 92614
                                 (949) 627-8977

                                 PROXY STATEMENT

     The accompanying proxy is solicited by the Company's directors for voting at the special meeting of shareholders to be held on January 31, 2018 all adjournments of such meeting. If the proxy is executed and returned, it will be voted at the meeting in accordance with any instructions, and if no specification is made, the proxy will be voted for the proposal set forth in the accompanying notice of the special meeting of shareholders. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Company at the address shown above or in person at the time of the meeting. Additionally, any later dated proxy will revoke a previous proxy from the same shareholder. This proxy statement was posted on the Company's website on or about January 10, 2018.

     Holders of the Company's common stock and Series B preferred stock are entitled to vote at the special meeting of shareholders. As of January 3, 2018, the Company had 159,883,328 outstanding shares of common stock, with each common share entitled to one vote at the special meeting. As of January 3, 2018, the Company had 240,000 outstanding shares of Series B preferred stock, with each preferred share entitled to 250 votes at the special meeting. Provided a quorum consisting of a majority of the shares entitled to vote is present at the meeting, the adoption of the proposals to come before the meeting will be approved if the votes cast in favor of the proposals exceed the votes cast against the proposals.

     Shares of the Company's common stock represented by properly executed proxies that reflect abstentions or "broker non-votes" will be counted as present for purposes of determining the presence of a quorum at the special meeting. "Broker non-votes" represent shares held by brokerage firms in "street-name" with respect to which the broker has not received instructions from the customer or otherwise does not have discretionary voting authority. Abstentions and broker non-votes will not be counted as having voted against the proposals to be considered at the meeting.

PRINCIPAL SHAREHOLDERS

     The following table lists, as of January 3, 2018, the shareholdings of (i) each person owning beneficially 5% or more of the Company's common stock; (ii) each executive officer and director of the Company, and (iii) all officers and directors as a group. Unless otherwise indicated, each owner has sole voting and investment power over his shares of common stock.

Name and Address                   Number of Shares        Percent of Class
----------------                   ----------------        ----------------

Robert W. Ferguson                   51,166,000                    32%
1 Park Plaza, Suite 600
Irvine, CA 92614

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Name and Address                   Number of Shares        Percent of Class
----------------                   ----------------        ----------------

Fred Popke                           51,166,000                    32%
1 Park Plaza, Suite 600
Irvine, CA 92614

Philip F. Grey                          400,000                  .003%
2114 Ridge Plaza Dr.
Castle Rock, CO 80108

John J. Carvelli                             --                     --
1 Park Plaza, Suite 600
Irvine, CA 92614

Barry Adnams                                 --                     --
1 Park Plaza, Suite 600
Irvine, CA 92614

Mark Bogani                          15,186,939                   9.5%
3934 Platte Ave.
Sedalia, CO 80135

All Officers and Directors          102,732,000                    64%
  as a Group (five persons)

     The following table lists, as of January 3, 2018, the shareholdings of each person owning the Company's Series B preferred stock. Unless otherwise indicated, each owner has sole voting and investment power over his shares of preferred stock.

Name and Address                   Number of Shares (1)    Percent of Class
----------------                   ----------------        ----------------

Steve Olson                              30,000                    13%
30-4 Woodland Hills Drive
Southgate, Kentucky 41071

Joseph Smith                             25,000                    10%
725 College Terrace
Niagara Falls, NY 14305

Stuart Rubin                             25,000                    10%
5876 N.W. 54th Circle
Coral Springs, FL 33067

Gulf Coast Capital, LLC (2)             160,000                    67%
901 Venetia Bay Blvd., Suite 350
Venice, FL 34285-8041

(1) Each preferred share is entitled to 250 votes at the special shareholders' meeting.

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(2)  Gulf Coast  Capital is controlled  by Mark Bogani,  a former  officer and a director of the Company.

                       PROPOSAL TO APPROVE A REVERSE SPLIT
                          OF THE COMPANY'S COMMON STOCK

     As of the  date  of this  proxy  statement,  the  Company  had  159,883,328 outstanding shares of common stock which were owned by 1,177 shareholders of record. Approximately 840 shareholders own ten or less shares. These 840 shareholders collectively own approximately 30,368 shares of the Company's common stock. Based upon the closing market price of the Company's common stock on January 3, 2018 ($0.09 per share), eleven shares were worth $0.99. Since the Company's transfer agent charges $30.00 to transfer a certificate, eleven shares of the Company's common stock (or any lesser number) are essentially worthless. By eliminating approximately 840 shareholders of record whose shares do not have any practical value, the Company can greatly reduce the cost associated with mailing proxy statements and other communications to its shareholders.

     Accordingly, stockholders are being requested to approve an 1-for-11 reverse split of the outstanding shares of the Company's common stock.

     The reverse split, if adopted, would not change the number of shares of common stock which the Company is authorized to issue. However, a reverse split would reduce the number of the Company's outstanding shares, which would enable the Company to issue more shares than it would be able to issue if the reverse split was not adopted.

     No fractional shares will be issued if the reverse stock split is approved. Rather, the Company will pay $0.09 to any shareholder who will own less than eleven shares after the reverse stock split. To obtain payment, a former shareholder must send a written request to the Company at the address shown on the first page of this proxy statement.

     At the present time the Company's common stock trades on the over the counter market system maintained by the OTC Markets Group. The Company has no plans to terminate the registration of its common stock under the Securities Exchange Act of 1934 as a result of the stock split.

     The Company's Board of Directors recommends that stockholders vote for this proposal.

     PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO REMOVE THE
                      DESIGNATIONS OF THE SERIES A, C AND D
             PREFERRED SHARES AND RETURN THESE SHARES TO THE STATUS
                        OF AUTHORIZED BUT UNISSUED SHARES

     Since 2005 the Company's board of directors has authorized the issuance of four separate series of preferred stock (Series A, B, C and D). As of the date of this Proxy Statement, only Series B preferred shares are outstanding. Since the Company does not have any plans to issue any shares of its shares Series A, C or D preferred stock, the Company's Board of Directors recommends that the Company's shareholders approve this proposal.

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            PROPOSAL TO AMEND THE SERIES B PREFERRED SHARES SUCH THAT
   EACH SERIES B PREFERRED SHARE IS ENTITLED TO ONLY ONE VOTE PER SHARE ON ANY
                 MATTER SUBMITTED TO THE COMPANY'S SHAREHOLDERS.

     As of the date of this Proxy Statement the Company had 240,000 outstanding shares of Series B preferred stock. Each Series B preferred share is convertible into one half of a share of the Company's common stock (or 120,000 shares in total). However, each Series B share is entitled to 250 votes on any matter submitted to the Company's shareholders (or 60,000,000 votes in total). In contrast, each outstanding share of the Company's common stock is entitled to one vote per share. Since the number of votes to which the Series B shares are entitled is disproportionate to the number of common shares issuable upon the conversion of the Series B shares, bringing the voting rights of the Series B preferred shares in line with the Company's common stock is considered advisable.

     The Company's Board of Directors recommends that the Company's shareholders vote for this proposal.

  PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO CHANGE THE NAME
                     OF THE COMPANY TO ADVANTEGO CORPORATION

     On October 28, 2016 the Company acquired all of the issued and outstanding shares of Advantego Technologies, Inc. ("Advantego") in exchange for 127,915,000 shares of its common stock.

     As a result of the acquisition, the former shareholders of Advantego own approximately 85% of the Company's common stock and the Company's business plan has changed. The Company now plans to develop software products and related services which are designed to enable an organization to rapidly and cost effectively create a comprehensive promotional and marketing campaign using social media marketing, customer relationship management and lead generation. The Company plans to provide its software to a variety of clients, including businesses, financial institutions, real estate related entities, national franchise organizations, governmental agencies, schools and charities.

     Accordingly, the shareholders of the Company are being requested to vote on a proposal to amend the Company's Articles of Incorporation to change the name of the Company to Advantego Corporation. The Board of Directors recommends that the shareholders vote for this proposal since the directors are of the opinion that changing the Company's corporate name is appropriate as the new name will reflect the Company's new business.

GENERAL

     The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with solicitation of proxies will be paid by the Company. Failure of a quorum to be present at the meeting will necessitate adjournment and will subject the Company to additional expense.

     The Company's Board of Directors does not intend to present and does not have reason to believe that others will present any other items of business at the annual meeting. However, if other matters are properly presented to the meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

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                        GOLDEN EAGLE INTERNATIONAL, INC.
              NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

     Important Notice Regarding the Availability of Proxy Materials for the Special Shareholder's Meeting to Be Held on January 31, 2018.

     1.   This notice is not a form for voting.

     2. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

     3. The Notice of the Special Meeting of Shareholders and related Proxy Statement are available at www.advantego.com.

     4. If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before January 15, 2018 to facilitate timely delivery.

     The special meeting of the Company's shareholders will be held at 1 Park Plaza, , Suite 600, Large Conference Room, Irvine, CA 92614 on January 31, 2018, at 10:00 a.m. Pacific Time, for the following purposes:

     1.   to approve an 1-for-11  reverse split of the  Company's  common stock;
          and

     2. to approve the cancellation of the Company's Series A, C and D preferred shares;

     3. to approve an amendment to the Series B preferred shares such that each Series B preferred share will be entitled to one vote per share on any matter submitted to the Company's shareholders; and

     4. approve an amendment to the Company's Articles of Incorporation to change the name of the Company to Advantego Corporation.

          to transact such other business as may properly come before the Meeting.

          The Board of Directors recommends that shareholders vote FOR proposals 1, 2, 3 and 4.

     January 3, 2018 is the record date for the determination of shareholders entitled to notice of and to vote at such meeting. Holders of the Company's common stock may cast one vote for each share held. Holders of the Company's Series B preferred stock may cast 250 votes for each share held.

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Shareholders may access the following documents at www.advantego.com/investor:

     o    Notice of the Special Meeting of Shareholders;
     o    Company's 2018 Proxy Statement;
     o    Proxy Card; and
     o    December 31, 2016 10-K report.

Shareholders may request a paper copy of the Proxy Materials and Proxy Card by calling (949) 627-8977, by emailing the Company at shareholders@advantego.com, or by visiting www.advantego.com/investor/#notifications and indicating if you want a paper copy of the proxy materials and proxy card:

     o    for this meeting only; or
     o    for this meeting and all other meetings.

     If you have a stock certificate registered in your name, or if you have a proxy from a shareholder of record on January 3, 2018, you can, if desired, attend the special meeting and vote in person. Shareholders can obtain directions to the 2018 special shareholders' meeting at www.advantego.com/contact.

     Please visit www.advantego.com/investor to print and fill out the Proxy Card. Complete and sign the proxy card and mail the Proxy Card to:


                          Advantego Technologies, Inc.
                             1 Park Plaza, Suite 600
                                Irvine, CA 92614
                                 (949) 627-8977

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                                      PROXY

                        GOLDEN EAGLE INTERNATIONAL, INC.
         This Proxy is solicited by the Company's Board of Directors

The undersigned stockholder of the Company acknowledges receipt of the Notice of the Special Meeting of Stockholders to be held on January 31, 2018, at 10:00 a.m., local time, at 1 Park Plaza, Suite 600, Large Conference Room, Irvine, CA 92614, and hereby appoints Robert W. Ferguson with the power of substitution, as Attorney and Proxy to vote all the shares of the undersigned at said special meeting of stockholders and at all adjournments thereof, hereby ratifying and confirming all that said Attorney and Proxy may do or cause to be done by virtue hereof. The above named Attorneys and Proxies are instructed to vote all of the undersigned's shares as follows:

(1)  to approve an 1-for-11 reverse split of the Company's common stock;

             [ ]  FOR          [ ]  AGAINST           [ ]  ABSTAIN

(2) to approve the cancellation of the Company's Series A, C and D preferred shares;

             [ ]  FOR          [ ]  AGAINST           [ ]  ABSTAIN

(3) to approve an amendment to the Series B preferred shares such that each Series B preferred share will be entitled to one vote per share on any matter submitted to the Company's shareholders;

             [ ]  FOR          [ ]  AGAINST           [ ]  ABSTAIN

(4) approve an amendment to the Company's Articles of Incorporation to change the name of the Company to Advantego Corporation.

             [ ]  FOR          [ ]  AGAINST           [ ]  ABSTAIN

     to transact such other business as may come before the meetings.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER IF NO DISCRETION IS INDICATED, THIS PROXY WILL BE VOTED IN FAVOR OF ITEMS 1, 2, 3 AND 4.

                                       Dated this ____ day of _________, 2018.


                                       ---------------------------------------
                                                    (Signature)

                                       ---------------------------------------
                                                    (Print Name)

    Please sign your name exactly as it appears on your stock certificate. If shares are held jointly, each holder should sign.
   Executors, trustees, and other fiduciaries should so indicate when signing. Please Sign, Date and Return this Proxy so that your shares may be voted at the meeting.

           Send the proxy statement by regular mail, email, or fax to:

                          Advantego Technologies, Inc.
                             Attn: Legal Department
                             1 Park Plaza, Suite 600
                                Irvine, CA 92614
                                 (949) 627-8977
                        Email: shareholders@advantego.com
                               Fax: (949) 272-0059